EXHIBIT 10.14


[BANK OF AMERICA LOGO]

                             THIRD AMENDMENT TO RESTATED BUSINESS LOAN AGREEMENT
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               THIRD AMENDMENT TO RESTATED BUSINESS LOAN AGREEMENT


      THIS THIRD AMENDMENT TO RESTATED BUSINESS LOAN AGREEMENT is entered into as of March 4, 1999, by and among FRESH AMERICA CORP., a Texas corporation ("BORROWER"), the undersigned "SUBSIDIARY/DEBTORS" (herein so called), and BANK OF AMERICA TEXAS, N.A., a national banking association ("BANK").

                             W I T N E S S E T H:

      WHEREAS, Borrower and Bank entered into the Restated Business Loan Agreement dated February 2, 1998, (as amended, extended, renewed, or restated, the "LOAN AGREEMENT"), providing Borrower with a revolving line of credit of up to $15,000,000; and

      WHEREAS, Borrower has requested, and Bank has agreed, to an increase of the maximum amount available under the revolving line of credit from $15,000,000 to $20,000,000;

      NOW, THEREFORE, in consideration of the agreements herein contained and subject to the terms and conditions set forth herein, Bank, Borrower, and Subsidiary/Debtors hereby agree as follows:

1. DEFINITIONS. Capitalized terms used herein and defined in the Loan Agreement shall have the meanings set forth in the Loan Agreement except as otherwise provided herein.

2.    AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is amended as follows:

      (A)   SECTION 2.1(A) of the Loan Agreement is entirely amended as follows:

            (a) DURING THE AVAILABILITY PERIOD DESCRIBED BELOW, THE BANK WILL PROVIDE A LINE OF CREDIT TO THE BORROWER. THE AMOUNT OF THE LINE OF CREDIT (THE "REVOLVING FACILITY COMMITMENT") IS $20,000,000, SUBJECT TO ADJUSTED BORROWING BASE RESTRICTIONS AND REDUCTION IN ACCORDANCE WITH THE TERMS OF
                  THIS AGREEMENT.

      (B) SCHEDULE 9.2 and EXHIBIT A-1 are amended in the forms of, and all references in the Loan Agreement to that schedule and exhibit are changed to, the attached SECOND AMENDED SCHEDULE 9.2 and SECOND AMENDED EXHIBIT A-1, RESPECTIVELY.

3. CONDITIONS PRECEDENT. This amendment will become effective as of the date first written above, provided that (A) Bank has received from Borrower (1) duly executed counterparts of this amendment and (2) each item set forth on the attached ANNEX 1, and (B) Borrower has paid all outstanding invoices of Bank's legal counsel.


                                                                 THIRD AMENDMENT
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4.    CONTINUED EFFECT. Except to the extent amended hereby, all terms, provisions and conditions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and the Loan Agreement and the other Loan Documents shall remain enforceable and binding in accordance with their respective terms. Borrower and each Subsidiary/Debtor confirms and agrees that the other Loan Documents, and the liens and security interests granted therein, shall continue to secure Borrower's obligations and indebtedness to Bank, direct or indirect, arising pursuant to the Revolving Note and the Loan Agreement, each as amended hereby, whether or not such other Loan Documents shall be expressly supplemented or amended in connection with this amendment. All references in the Loan Documents to the Loan Agreement shall hereafter be deemed to be references to the Loan Agreement as amended hereby.

5. COUNTERPARTS. This amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same document, and each party hereto may execute this amendment by signing any of such counterparts.

6. SUCCESSORS AND ASSIGNS. This amendment shall be binding upon, and inure to be the benefit of, the parties hereto and their respective heirs, administrators, successors and assigns.

7. NO ORAL AGREEMENTS. THIS WRITTEN AMENDMENT AND THE DOCUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

      THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                    REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGES FOLLOW.

      IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed as of the date first written above.


BANK OF AMERICA N.T. & S.A., as BANK          FRESH AMERICA CORP., as BORROWER


By  ________________________________          By  _____________________________
    W. Thomas Barnett, Managing                   John H. Gray, Executive Vice
      Director                                      President


                  ONE OF TWO SIGNATURE PAGES TO THIRD AMENDMENT

COLUMBIA MARKETING SERVICES,                JNC ACQUISITION CORP., as a
INC., as a SUBSIDIARY/DEBTOR                SUBSIDIARY/DEBTOR


By _______________________________          By ________________________________
   John H. Gray, Vice President                John H. Gray, Vice President



FRESH AMERICA ARIZONA, INC., as a           FRESH AMERICA CALIFORNIA, INC., as
SUBSIDIARY/DEBTOR                           SUBSIDIARY/DEBTOR


By _______________________________          By ________________________________
   John H. Gray, Vice President                John H. Gray, Vice President



ELEANOR CORPORATION, as a                   TORONTO CORPORATION, as a
SUBSIDIARY/DEBTOR                           SUBSIDIARY/DEBTOR


By _______________________________          By ________________________________
   John H. Gray, Vice President                John H. Gray, Vice President



FRESH AMERICA LOUISIANA, INC., as a         FRESH AMERICA GEORGIA, INC., as a
SUBSIDIARY/DEBTOR                           SUBSIDIARY/DEBTOR


By _______________________________          By ________________________________
   John H. Gray, Vice President                John H. Gray, Vice President



FRESH AMERICA FLORIDA, INC., as a           HEREFORD HAVEN, INC., as a
SUBSIDIARY/DEBTOR                           SUBSIDIARY/DEBTOR


By _______________________________          By ________________________________
   John H. Gray, Vice President                John H. Gray, Vice President



FRANCISCO ACQUISITION CORP., as a           SAM PERICONE CITRUS CO., as a
SUBSIDIARY/DEBTOR                           SUBSIDIARY/DEBTOR


By _______________________________          By ________________________________
   John H. Gray, Vice President                John H. Gray, Vice President



                 TWO OF TWO SIGNATURE PAGES TO THIRD AMENDMENT

                                    ANNEX 1

     Unless otherwise specified, all documents must be dated effective as of
                  March 4, 1999 (THE "AMENDMENT-CLOSING DATE").


1. THIRD AMENDMENT TO RESTATED BUSINESS LOAN AGREEMENT, dated the Amendment-Closing Date, by and among FRESH AMERICA CORP., a Texas corporation ("BORROWER"), the "SUBSIDIARY/DEBTORS" (herein so called), and BANK OF AMERICA TEXAS, N.A., a national banking association ("BANK"), the defined terms in which have the same meanings when used in this annex.

2. AMENDED AND RESTATED REVOLVING NOTE, dated the Amendment-Closing Date, executed by Borrower, and payable to Bank in the stated principal amount of $20,000,000.

3. SECRETARY OR ASSISTANT SECRETARY CERTIFICATES for Borrower and each Subsidiary/Debtor, executed by its Secretary or any Assistant Secretary as to the resolutions of its directors authorizing the Amendment, and certifying as to no changes with respect to the incumbency of its officers, its bylaws, or corporate charter.


                                                                         ANNEX 1

                           SECOND AMENDED EXHIBIT A-1

                      AMENDED AND RESTATED REVOLVING NOTE

$20,000,000                                                        March 4, 1999


      FOR VALUE RECEIVED, FRESH AMERICA CORP., a Texas corporation ("MAKER"), promises to pay to the order of BANK OF AMERICA TEXAS, N.A. ("PAYEE"), that portion of the principal amount of $20,000,000 that may from time to time be disbursed and outstanding under this note, TOGETHER WITH interest.

      This note is a "REVOLVING NOTE" under the Restated Business Loan Agreement (as renewed, extended, amended, or restated, the "LOAN AGREEMENT") dated as of February 2, 1998, between Maker, as BORROWER, and Payee, as Bank. All of the terms defined in the Loan Agreement have the same meanings when used, unless otherwise defined, in this note.

      This note incorporates by reference the principal and interest payment terms in the Loan Agreement for this note, including, without limitation, the final maturity date for this note, which is the Expiration Date. Principal and interest are payable to Payee at its offices at 1925 W. John W. Carpenter Freeway, Irving, Texas 75063-3297, or at any other address of which Payee may notify Maker in writing.

      This note also incorporates by reference all other provisions in the Loan Agreement applicable to this note, such as provisions for disbursement of principal, applicable-interest rates before and after default, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorney's fees, courts costs, and other costs of collection, certain waivers by Maker and other obligors, assurances and security, choice of Texas and United States federal Law, usury savings, and other matters applicable to Loan Documents under the Loan Agreement.

      This note is executed in renewal, restatement, and replacement for and increase of, but not extinguishment of the indebtedness evidenced by the Revolving Note dated May 5, 1998, executed by Maker and payable to Payee's order in the original stated principal amount of $15,000,000, which note was in renewal, restatement, and replacement for and increase of, but not extinguishment of the indebtedness evidenced by the Revolving Note dated February 2, 1998, executed by Maker and payable to Payee's order in the original stated principal amount of $12,000,000.



                                    FRESH AMERICA CORP., as MAKER


                                    By _____________________________________

                                          Name: ____________________________

                                          Title: ___________________________



                                                      SECOND AMENDED EXHIBIT A-1

                           SECOND AMENDED SCHEDULE 9.2

                               COMPANIES AND NAMES

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

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                                                                                                               Shareholder(s)
                                                       Other Names            Name Change                   (excluding qualified
                               Qualified to            Used in Past           in Last 4       Outstanding     shares required by
    Company      Incorporated  do Business               5 Years                Months       Capital Stock       foreign Law)
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
Fresh America
  Corp.             Texas        Alabama         1) Gourmet Packing, Inc.          N/A          see 10K         Publicly traded
                                 Arkansas
                               Connecticut       2) Premier Produce
                                 Delaware
                                 Florida         3) Five Points Farmers Market
                                 Georgia
                                 Illinois
                                 Indiana
                                  Kansas
                                Louisiana
                              Massachusetts
                                 Maryland
                                  Maine
                               Mississippi
                              New Hampshire
                                New Jersey
                                 New York
                              North Carolina
                                   Ohio
                                 Oklahoma
                               Pennsylvania
                               Rhode Island
                              South Carolina
                                Tennessee
                                  Texas
                                 Virginia
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                                                                                               100 shares
                                                                                               common
Columbia                                                                                       stock, $1.00
Marketing                                                                                      par value
Services, Inc.   Pennsylvania      N/A                      N/A                    N/A         per share      JNC Acquisition Corp.
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                               Connecticut
                                  Maine                Jos.                                    1000 shares
                              Massachusetts            Notarianni -                            common
JNC                             New Jersey             a Fresh                                 stock, $.01
Acquisition                      New York              America                                 par value
Corp.            Pennsylvania    Vermont               Company                     N/A         per share          Borrower
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

                                                     SECOND AMENDED SCHEDULE 9.2

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                                                                                                               Shareholder(s)
                                                       Other Names            Name Change                   (excluding qualified
                               Qualified to            Used in Past           in Last 4       Outstanding     shares required by
    Company      Incorporated  do Business               5 Years                Months       Capital Stock       foreign Law)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               100 shares
                                                                                               common
                                                                                               stock, $1.00
Eleanor                                                                                        par value
Corporation      Pennsylvania      N/A                  N/A                        N/A         per share      JNC Acquisition Corp.
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                                                                                               1000 shares
                                                                                               common
Fresh America                                                                                  stock, $.01
California,                                             Chef's                                 par value
Inc.                Texas       California              Produce Team                N/A        per share             Borrower
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                                                                                               1,000 shares
                                                                                               common
                                                                                               stock,
                                                                                               $.01 par
Fresh America                                                                                  value per
Georgia, Inc.       Texas        Georgia                N/A                         N/A        share                 Borrower
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                                                        Sam Pericone
                                                        Citrus                                 100 shares
Sam Pericone                                            Pericone                               common
Citrus Co.       California        N/A                  Citrus                      N/A        stock, no par         Borrower
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                                                                                               600 shares
                                                                                               common
                                                                                               stock, $1.00
Toronto                                                                                        par value
Corporation      Pennsylvania      N/A                  N/A                         N/A        per share       JNC Acquisition Corp.
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                                                                                               1,000 shares
                                                                                               common stock,
                                                                                               $.01 par
Fresh America                                          Bano Quality                            value per
Louisiana, Inc.     Texas       Louisiana              Produce                      N/A        share                  Borrower
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                                 Arizona                                                       1,000 shares
                                 Colorado              Kings Onion                             common stock,
                                New Mexico             House - a                               $.01 par
Fresh America                     Nevada               Fresh America                           value per
Arizona, Inc.       Texas          Utah                Company                      N/A        share                   Borrower
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                                                                                               1,000 shares
                                                       Thompson's                              common stock,
                                 Alabama               Produce - a                             $.01 par
Fresh America                    Florida               Fresh America                           value per
Florida, Inc.       Texas      Mississippi             Company                      N/A        share                   Borrower
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                                                                                               9,000 shares
                                                                                               common
                                                                                               stock,
                                                       Martin                                  $1.00 par
Hereford                                               Brothers                                value per
Haven, Inc.         Texas          N/A                 Produce                      N/A        share                   Borrower
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                                                       Francisco
                                                       Distributing
                                                       Company                                 1,000 shares
                                                                                               common stock
Francisco                                              Francisco                               .01 par
Acquisition                     California             Distributing                            value per
Corp.               Texas        Arizona               Allied Growers               N/A        share                   Borrower
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

                                                     SECOND AMENDED SCHEDULE 9.2

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
                                                                                                               Shareholder(s)
                                                       Other Names            Name Change                   (excluding qualified
                               Qualified to            Used in Past           in Last 4       Outstanding     shares required by
    Company      Incorporated  do Business               5 Years                Months       Capital Stock       foreign Law)
-----------------------------------------------------------------------------------------------------------------------------------
1277649          Province of   Province of
Ontario Limited    Ontario       Ontario               N/A                      N/A           27,636,640    Common shares--Borrower
                                                                                              common
                                                                                              shares
                                                                                                             Exchange shares:

                                                                                                             Arnold Fogle Holdings
                                                                                                             Limited (242,219
                                                                                                             shares),

                                                                                              505,108        Sarraino Holdings
                                                                                              exchange       Limited (235,402
                                                                                              shares         shares),
                                                                                              (which may
                                                                                              be converted   Salsar Holdings
                                                                                              from time to   Limited (3,927 shares),
                                                                                              time into
                                                                                              common stock   Arnold Fogle (11,780
                                                                                              of Borrower    shares), and
                                                                                              on a share
                                                                                              per share      Agostino Sarraino
                                                                                              basis)         (11,780 shares)
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Ontario Tree     Province of   Province of                                                    15,002
Fruits Limited     Ontario       Ontario                N/A                     N/A           common shares  Ontario Limited
-----------------------------------------------------------------------------------------------------------------------------------
Trio Importing
(No. 2)          Province of   Province of                                                    20 common
Company Ltd.       Ontario       Ontario                N/A                     N/A           shares         Ontario Limited
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                                                                                              30 shares
                                                                                              common
Sarfog, Inc.     New Jersey     New Jersey              N/A                     N/A           stock, no par  Ontario Limited
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                                                                                              100 shares
                                                       Bacchus                                common
Fosar, Inc.      New Jersey     New Jersey            Associates                N/A           stock, no par  Sarfog, Inc.
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                                                     SECOND AMENDED SCHEDULE 9.2

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